                                                                    EXHIBIT 10.3

                               EPIX MEDICAL, INC.


                               1,112,075 SHARES OF

                                  COMMON STOCK


                            STOCK PURCHASE AGREEMENT

                            DATED AS OF JUNE 9, 2000


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                               EPIX MEDICAL, INC.

                            STOCK PURCHASE AGREEMENT

     THIS AGREEMENT, dated as of June 9, 2000, is by and between EPIX MEDICAL, INC. (the "Company"), a Delaware corporation with its principal offices at 71 Rogers Street, Cambridge, Massachusetts 02142, and SCHERING BERLIN VENTURE CORPORATION, a Delaware corporation with its principal office at 340 Changebridge Road, Montville, New Jersey (the "Purchaser").

     WHEREAS the Company and an affiliate of the Purchaser are entering into a Strategic Collaboration Agreement (the "Collaboration Agreement") dated as of the date hereof, and the Collaboration Agreement contemplates that the parties hereto shall enter into this Stock Purchase Agreement, and a Standstill Agreement of even date herewith (the "Standstill Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants contained in the Collaboration Agreement, the Standstill Agreement and this Stock Purchase Agreement, the parties agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given to them in the Collaboration Agreement.

     SECTION 2. AUTHORIZATION OF SALE OF THE SHARES. The Board of Directors of the Company has authorized the issuance and sale to the Purchaser of 1,112,075 shares (each, a "Share" and, collectively, the "Shares") of common stock, $.01 par value per share ("Common Stock"), of the Company.

     SECTION 3. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in Section 4 hereof), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, 1,112,075 shares for an aggregate purchase price of US $20 million in a private placement.

     SECTION 4. DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares pursuant to this Stock Purchase Agreement (the "Closing") shall occur on the tenth (10th) day following the date of this Agreement (or if such date is not a business day, on the next business day). At the Closing, the Company shall deliver to Purchaser one or more stock certificates, pursuant to the Purchaser's reasonable request. Each such certificate shall be registered in the name of the Purchaser. The Company's obligation to issue and deliver the Shares shall be subject to the following conditions, any of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Shares; and (b) the accuracy of the representations and warranties made by the Purchaser herein as though such representations and warranties had been made on and as of Closing, and the fulfillment of those undertakings of the Purchaser set forth herein to be fulfilled prior to the Closing and the Company's receipt of a certificate executed by an officer of the Purchaser certifying as to the same. The Purchaser's obligation to purchase the Shares shall be subject to the fulfillment of the following conditions, any of which may be waived by the
Purchaser: the accuracy of the representations and warranties made by the Company herein as of the Closing as though such representations and warranties had been made on and as of Closing, and the fulfillment of those undertakings of the Company set forth herein to be fulfilled prior to Closing, and the Purchaser's receipt of a certificate executed by an officer of the Company certifying as to the same.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

         5.1. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so registered or qualified would have a material adverse effect upon the results of


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operations, business, condition (financial or other), prospects, key personnel, properties or capitalization of the Company. The Company does not own, directly or indirectly, any interest in any corporation, association, or other entity.

         5.2. DUE AUTHORIZATION. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Stock Purchase Agreement and to consummate the transactions contemplated hereby. This Stock Purchase Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.3. NON-CONTRAVENTION. The execution and delivery of this Stock Purchase Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, the fulfillment of the terms of this Stock Purchase Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which the Company is a party or by which it is bound or the charter, by-laws or other organizational documents of the Company nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority

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applicable to the Company. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the valid issuance and sale of the Shares to be sold pursuant to this Stock Purchase Agreement, other than such as have been made or obtained.

         5.4. NO MATERIAL ADVERSE CHANGE. Subsequent to the last day of the fiscal quarter covered by the most recent Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission (the "SEC"), the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in its condition (in each case, financial or other), results of operations, business, prospects, key personnel, properties or capitalization.

         5.5 CAPITALIZATION. As of May 3, 2000, the Company had a total authorized capitalization consisting of (i) 40,000,000 shares of Common Stock, of which 11,740,244 shares were outstanding, and (ii) 1,000,000 shares of preferred stock, $.01 par value per share, of which no shares were outstanding. As of such date, there were outstanding options to acquire a total of 2,679,973 shares of Common Stock and outstanding warrants to acquire a total of 26,665 shares of Common Stock. Except as set forth above, no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding. Except as set forth above, as of the date of this Stock Purchase Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which the Company is a party or by which it is bound
(i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any indebtedness of the Company entitled to vote on any matters on which holders of shares of Common Stock may vote or (ii) obligating the Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable. The Shares have been duly authorized and, when issued and paid for pursuant to the terms of this Stock Purchase Agreement, will be validly issued, fully paid and nonassessable.

         5.6 SEC DOCUMENTS. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC since December 31, 1997 (the "Company SEC Documents"). As of its respective filing date, each Company SEC Document complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         6.1. SECURITIES ACT EXEMPTION. The Purchaser hereby represents and warrants to the Company as follows: (i) the Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act and also is knowledgeable and experienced in making investments in private placement transactions such as the purchase of the Shares; (ii) the Purchaser is acquiring the Shares for its own account for investment and with no present intention of distributing any of

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such Shares, and no arrangement or understanding exists with any other person regarding the distribution of any of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to an effective registration statement registering the Shares for resale or pursuant to any other means of sale legally available); and (iii) the Purchaser has had an opportunity to ask questions of and receive answers from the management of the Company regarding the Company, its business and the offering of the Shares.

         6.2. DUE AUTHORIZATION. The Purchaser further represents and warrants to the Company that (i) the Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Stock Purchase Agreement and to consummate the transactions contemplated hereby, and
(ii) this Stock Purchase Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Purchaser enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         6.3. RESTRICTIONS ON TRANSFER. The Purchaser acknowledges and understands that the Purchaser must bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot voluntarily be offered, sold, pledged or otherwise disposed of unless registered under the Securities Act or an exemption from such registration is available and in compliance with applicable state and foreign securities laws. The certificates representing the Shares issued to the Purchaser will bear a legend in substantially the following form:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT

               BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF JUNE 9, 2000.

     The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition of the Shares shall be made in compliance with such legends.

         6.4. LOCK-UP. (a) The Purchaser agrees that it shall, if so requested by the Company, enter into an agreement providing that it shall not offer, sell or grant an option for the sale, or otherwise dispose of (collectively, "transfer") any shares of Common Stock or any securities convertible into or exercisable for shares of Common Stock (including, without limitation, the Shares and any options, warrants, stock appreciation rights, or similar rights with an exercise or conversion privilege at a price related to, or derived from, the market price of shares of Common Stock), during the 14-day period prior to, and during the 90-day period beginning on, the date of any underwritten public offering of Common Stock, without the prior written consent of the managing underwriters of such public offering; provided, however, that this Section 6.4 shall not apply or be effective unless all executive officers and directors of the Company and all beneficial owners of a number of shares of Common Stock greater than or equal to the number of shares of Common Stock beneficially owned by the Purchaser enter into similar agreements; and, provided further, that in no event shall the Purchaser, by operation of this Section 6.4 or Section 2.02(a) of the Standstill Agreement, be prohibited from transferring any shares of Common Stock during the three-month period immediately following the date of the first anniversary of this Agreement.

         (b) If requested by the underwriter or managing underwriter in any underwritten offering or by the Purchaser in any offering pursuant to a Demand Registration Statement (as defined in Section 8.2 hereof) (whether or not an underwritten offering), the Company shall agree not to effect any public sale or distribution of Common Stock (or of any securities convertible into or exchangeable for Common Stock) during the 14-day period prior to, and during the 90-day period beginning on, the date of any public offering of Common Stock.

     SECTION 7. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS; INDEMNIFICATION.

     7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Stock Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution hereof, the delivery to the Purchaser of the Shares being purchased, and the payment therefor.

     7.2 INDEMNIFICATION BY THE COMPANY. The Company hereby agrees to defend, indemnify and hold the Purchaser and its Affiliates and their respective officers, directors, employees and agents (collectively, the "Purchaser Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) which are actually sustained by the Purchaser Indemnitees as a result of or based upon a material breach of any representation, warranty or agreement of the Company in this Stock Purchase Agreement, or by reason of any claim, action or proceeding asserted or arising out of a material breach of any such representation, warranty or agreement.

     7.3 INDEMNIFICATION BY THE PURCHASER. The Purchaser hereby agrees to defend, indemnify and hold the Company and its Affiliates and their respective officers, directors, employees and agents (collectively, the "Company Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) which are actually sustained by the Company Indemnitees as a result of or based upon a material breach of any representation, warranty or agreement of the Purchaser in this Stock Purchase

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Agreement, or by reason of any claim, action or proceeding asserted or arising out of a material breach of any such representation, warranty or agreement.

     SECTION 8. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

         8.1 "PIGGYBACK" REGISTRATION. (a) If at any time the Company shall initiate a registration under the Securities Act of any of its Common Stock for its own account or for the account of any stockholder of the Company that holds registration rights, and subject to the terms of any agreements relating to those third-party registration rights, other than securities to be issued (i) in connection with any acquisition of any entity or business, (ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans (including registrations on Form S-8 or Form S-4 or their then equivalents), it shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after the giving of such notice, the Purchaser shall so request in a writing received by the Company, the Company shall include in such registration statement any or all the Shares that the Purchaser requests to be registered therein; except that, if in connection with any underwritten public offering of Common Stock, the managing underwriter shall recommend that the number of Shares to be included in such registration statement be limited because, in the underwriter's judgment, such limitation is necessary to permit the public distribution of the shares of Common Stock being sold by the Company, then the number of Shares to be included in such registration statement shall be limited to the extent so recommended (which may be the complete exclusion of such Shares); provided, however, that such limitation shall be proportionate (based on the number of shares to be included) to the limitation applied to any other holders of Common Stock with registration rights who request the inclusion of shares in the registration statement. The rights granted by the Company under this Section 8.1 shall terminate on the fifth anniversary of the date hereof.

         (b) The Company will use commercially reasonable efforts to maintain the effectiveness of any registration statement under which any of the Shares are being offered pursuant to this Section 8.1 until the earlier to occur of (i) the completion of the distribution pursuant to such registration statement and
(ii) thirty (30) days after the effectiveness of such

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registration statement; provided, however, that such 30-day period will be deemed to be suspended for so long as the Purchaser is prohibited from using such registration statement pursuant to the third sentence of this Section 8.1(b). The Company will promptly notify the Purchaser and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees upon receipt of such notice forthwith to cease making offers and sales of Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to a purchaser of Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Purchaser further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 8.1(b), the Purchaser will, if requested by the Company, deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus current at the time of receipt of such notice from the Company.

         8.2 DEMAND REGISTRATION. (a) At any time and from time to time, the Purchaser shall have the right to request in writing (which request shall specify the Shares intended to be disposed of and the intended method of distribution thereof) that the Company register any or all of the Shares by filing with the SEC a registration statement covering such Shares (a "Demand Registration Statement"). Upon the receipt of such a request, the Company shall, not later than the 60th calendar day after the receipt of such a request, cause to be filed a Demand Registration Statement providing for the registration under the Securities Act of the Shares which the Company has been so requested to register by the Purchaser, to the extent necessary to permit the disposition of such Shares in accordance with the intended methods of distribution thereof specified in such request, and shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter (but in no event later than the 90th calendar day after the date of filing the Demand Registration Statement with the SEC) and to keep such Demand Registration Statement continuously effective for a period of time necessary following the date on which such Demand Registration Statement is declared effective to permit the sale of all the Shares covered by such Demand Registration Statement or such shorter period which will terminate when all the Shares covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or "blue sky" laws, or any other rules and regulations thereunder).

         (b) A Demand Registration Statement shall be deemed not to have become effective (and the related registration shall be deemed not to have been effected) unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of any Shares pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (other than any such stop order or injunction issued as a result of (i) the inclusion in such Demand Registration Statement of any information supplied to the Company for inclusion therein by the Purchaser or (ii) the conduct of the offering by the Purchaser or its agents) such Demand Registration Statement will be deemed not to have become effective.

         (c) The Purchaser shall only be entitled to two effective Demand Registration Statements pursuant to Section 8.2(a); provided, however, that if the Purchaser requests a second Demand Registration Statement, (i) the Purchaser must propose to include in such Demand Registration Statement Shares representing a minimum of the least of (a) US $10 million in value, (b) fifty percent (50%) of the total number of Shares acquired by the Purchaser hereunder, and (c) the remainder of the Shares owned by the Purchaser,
(ii) such Demand Registration Statement may not become effective within a period of six (6) months of the date of effectiveness of the registration statement covering any other registration of shares of Common Stock (other than a registration on Form S-8 or any comparable form), and (iii) the Company may postpone compliance with such request once, for a period not to exceed 90 days, if, at the time of the request, the Board of Directors of the Company has adopted resolutions approving a registered offering of Common Stock by the Company and the Company is actively engaged in the process of effecting such registration. The Purchaser may, at any time prior to the effectiveness of a Demand Registration Statement, revoke such demand by providing written notice to the Company. In such event at the option of the Purchaser either (i) such Demand Registration Statement shall be deemed to have become effective for purposes of the first sentence of this Section 8.2(c) or (ii) the Purchaser shall reimburse the Company for its out-of-pocket expenses incurred in the preparation, filing and processing of such Demand Registration Statement.

         (d) If a registration pursuant to this Section 8.2 involves an underwritten offering of Common Stock, and the underwriter or the managing underwriter, as the case may be, of such underwritten offering shall inform the Company, the Purchaser and any other holders of shares of Common Stock requesting registration of Common Stock pursuant to registration rights granted by the Company to such holders (collectively, "Selling Stockholders"), on or before the date five days prior to the date then scheduled for such offering, that, in its opinion, the number of shares of Common Stock requested to be included in such registration would materially adversely affect the underwriter's ability to effect such offering, then the Company will include in such registration only the amount of shares of Common Stock that the Purchaser is so advised can be sold without material adverse effect; provided, however, that the Company shall be required to include in such required registration:
FIRST, all securities initially proposed to be sold pursuant to such Demand Registration Statement by the Purchaser; and SECOND, the number of shares of Common Stock requested to be included in such registration by the Selling Stockholders that the Purchaser is so advised can be sold without material adverse affect, allocated pro rata among the Selling Stockholders requesting such registration on the basis of the number of shares of Common Stock requested to be included by all such Selling Stockholders. No securities other than shares of Common Stock requested to be included by the Purchaser and the Selling Stockholders, if any, shall be included in any Demand Registration Statement without the prior written consent of the Purchaser.

         (e) If at any time or from time to time the Purchaser desires to sell Shares in an underwritten offering pursuant to a Demand Registration Statement, the underwriters, including the managing underwriter, shall be selected by the Purchaser and shall be subject to the Company's approval, which will not be unreasonably withheld.

         8.3 EXPENSES OF REGISTRATION. All costs and expenses incurred in connection with any registration pursuant to this Section 8, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits of the Company's financial statements incidental to or required by such registration shall be paid by the Company; provided, however, that the Company shall have no obligation to pay any stock transfer taxes, underwriters' fees, discounts or commissions with respect to the sale of the Shares, or the fees and expenses of any counsel or advisor to the Purchaser.

         8.4 REGISTRATION PROCEDURES. Whenever the Purchaser has requested that any Shares be included in a Company registration statement pursuant to this
Section 8, the Company will use commercially reasonable efforts to effect the registration and sale of such Shares upon the terms and conditions hereof, and in connection with any such request, the Company will:

         (a) promptly prepare and file with the SEC and furnish to the Purchaser copies of such registration statement as filed and each amendment and supplement thereto, as many copies of the prospectus included in such registration statement and any amendments or supplements thereto as the Purchaser may reasonably request (including any preliminary prospectus contained therein and shall reflect in each such document such comments as the Purchaser may reasonably propose);

         (b) use its best efforts to ensure that (i) such registration statement and any amendment thereto and such prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading and (iii) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading in light of the circumstances in which they were made; provided, however, that the Company shall have no liability under clauses (ii) or (iii) of this paragraph
(b) with respect to any such untrue statement or omission made therein in reliance upon and conformity with information furnished to the Company by or on behalf of the Purchaser or any underwriter for inclusion therein;

         (c) use its best efforts to register or qualify such Shares under the securities or blue sky laws of such jurisdictions as the managing underwriter of such offering, if any, or the selling shareholders under such registration statement if there is no underwriter, may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Shares; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), or (ii) take any action that would subject it to the service of process in suits other than relating to the sale of the Shares or any violation of state securities laws in any jurisdiction where it is not now so subject;

         (d) use its best efforts to cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchaser or the underwriter or underwriters, if any, to consummate the disposition of such Shares subject to the proviso contained in paragraph (c) above;

         (e) promptly advise the Purchaser and, if requested by the Purchaser, promptly confirm such advice in writing:

               (i) when such registration statement or prospectus and any amendment or supplement thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to such registration statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threat of any actions or proceeding for that purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Shares included in such registration statement for sale in any jurisdiction or the initiation or threatening of any action nor proceeding for such purpose; and

               (v) of the happening of any event that requires the amendment or supplementation of such registration statement or prospectus (or documents incorporated or deemed to be incorporated therein) are not misleading and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading;

          (f) use all reasonable efforts required to prevent the entry or obtain the withdrawal of any stop order, as applicable;

         (g) furnish to the Purchaser and its counsel and the underwriter, if any, and its counsel, without charge, a conformed copy of such registration statement and any and all post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference);

         (h) deliver to the Purchaser, without charge, as many copies of the prospectus included in such registration statement, and any amendment or supplement thereto, as the

Purchaser shall reasonably request; and subject to Sections 8.1(b) and 8.2(b) hereof, the Company consents to the use of the prospectus or any amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto;

         (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including obtaining customary opinions of counsel for the Company) as are reasonably required in order to expedite or facilitate the disposition of such Shares;

         (j) to the extent customary for an offering of the type registered by such registration statement, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by comfort letters with respect to such type of offering;

         (k) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         (l) cause all such Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed;

         (m) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation that is required in accordance with the rules and regulations of the NASD); and

         (n) make reasonably available for inspection during normal business hours by the Purchaser and any attorney, accountant or other agent retained by the Purchaser (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its Affiliates (collectively, the "Records"), as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies any Inspectors are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company.

     The Company may require the Purchaser to furnish to the Company such information regarding the distribution of the Shares as the Company may from time to time reasonably request in writing. The rights granted by the Company under Section 8.2 shall terminate on the date of the fifth anniversary of this Agreement.

          8.5  INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In connection with any registration statement in which the Purchaser includes Shares pursuant to this Section 8, the Company will indemnify and hold harmless the Purchaser, together with each of the Purchaser's officers and directors, and each underwriter of the Shares, if any, and each person who controls the Purchaser or any underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) insofar as such claims, losses, expenses, damages and liabilities (or action in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus, or arise out of or are based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability (or actions in respect thereof) arise out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission made therein based upon written information furnished to the Company by the Purchaser or underwriter, specifically for use therein.

         (b) INDEMNIFICATION BY THE PURCHASER. The Purchaser will, if any of the Purchaser's Shares are included in a registration pursuant hereto, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Shares covered by such registration statement, and each person who controls the Company and any underwriter within the meaning of the Securities Act, and each other holder of securities registered under the registration statement, each of its officers, directors and partners and each person controlling such holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) insofar as such claims, losses, expenses, damages and liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein.

         (c) CONTRIBUTION. In order to provide for just and equitable contribution in any case in which any person exercising rights under this
Section 8.5 makes a claim for indemnification, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8.5 provides for indemnification in such case, then, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Purchaser on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) the Purchaser will not be required to contribute any amount in excess of the public offering price of all Shares offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (d) INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section 8.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         8.6 CONDITIONS TO REGISTRATION OBLIGATIONS. The Company shall not be obligated to effect the registration of the Purchaser's Shares pursuant to this
Section 8 unless the Purchaser consents to such reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law, including, without limitation:

          (a) conditions requiring the Purchaser to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules issued thereunder by the SEC, and to furnish to the Company information about sales made in such public offering;

          (b) conditions prohibiting the Purchaser upon receipt of telegraphic or written notice required by law from the Company from effecting sales of Shares until further notice; and

          (c) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under this Section 8, the Purchaser shall discontinue sales of Shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement that remain unsold, and requiring the Purchaser to notify the Company of the number of Shares registered that remain unsold promptly upon receipt of notice from the Company.

     In addition, the Company shall not be obligated to effect a registration of the Purchaser's Shares pursuant to this Section 8 unless the Purchaser consents to reasonable conditions requested by the Company requiring the Purchaser to enter into an underwriting agreement with customary terms and conditions and in form and substance reasonably satisfactory to the Company.

         8.7 TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights granted hereunder may be transferred by the Purchaser (i) with the prior written consent of the Company, or (ii) without the prior written consent of the Company in connection with the transfer of all or substantially all of the Shares; provided, however, that each transferee of registration rights shall be subject to the same obligations as the Purchaser, and provided, further, that if any of such transferees are Affiliates of the Purchaser, one entity (which may be the Purchaser) shall be designated by the Purchaser to act on behalf of the Purchaser and such Affiliates to give and receive all notices and other communications pursuant to this Section 8.

         SECTION 9. RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any holder of Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Shares without registration.

     SECTION 10. NO FEE. The parties hereto hereby represent that there are no brokers or finders entitled to compensation in connection with the transactions contemplated hereby.

     SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

if to the Company, to:

                                    EPIX Medical, Inc.
                                    71 Rogers Street
                                    Cambridge, Massachusetts 02142
                                    Tel: (617) 250-6000
                                    Fax: (617) 250-6031
                                    Attention:  Chief Executive Officer

with a copy to:

                                    William T. Whelan, Esq.
                                    Mintz, Levin, Cohn, Ferris,
                                     Glovsky and Popeo, P.C.
                                    One Financial Center
                                    Boston, Massachusetts 02111
                                    Tel: (617) 542-6000
                                    Fax: (617) 542-2241

if to the Purchaser, to:

                                    Schering Berlin Venture Corporation
                                    340 Changebridge Road
                                    Montville, NJ  07045-1000
                                    Tel:  (973) 276-2000
                                    Fax:  (973) 305-2005
                                    Attention:  Treasurer

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

         SECTION 12. CHANGES. Any term of this Stock Purchase Agreement may be amended or compliance therewith waived with the written consent of the parties hereto; provided, however, that any provision of Section 8 hereof may be amended or compliance therewith waived by the written consent of the Company and the Purchaser.

         SECTION 13. ASSIGNMENT. Subject to Section 8.7 hereof, the rights and obligations under this Stock Purchase Agreement may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that the Purchaser may, without such prior written consent of the Company, assign its rights and obligations hereunder to an Affiliate. Any assignee of the rights and obligations under this Stock Purchase Agreement pursuant to this
Section 13 shall agree to be bound by the terms and conditions contained in this Stock Purchase Agreement.

         SECTION 14. BENEFIT. All statements, representations, warranties, covenants and agreements in this Stock Purchase Agreement shall be binding on, and inure to the benefit of, the respective parties hereto and their respective successors and permitted assigns. Other than Sections 7.2, 7.3, 8.5(a) and 8.5(b) hereof, nothing herein shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Stock Purchase Agreement.

         SECTION 15. EXPENSES. Subject to Section 8.3 hereof, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Stock Purchase Agreement, the Standstill Agreement and the transactions contemplated hereby and thereby whether or not the transactions contemplated hereby or thereby are consummated.

         SECTION 16. HEADINGS. The headings of the various sections of this Stock Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part hereof.

         SECTION 17. SEVERABILITY. In case any provision contained in this Stock Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 18. GOVERNING LAW. This Stock Purchase Agreement shall be governed by and construed in accordance with (a) the internal laws of the State of Delaware without giving effect to principles of conflicts of law, and (b) with respect to Section 8 hereof, United States federal securities law.

         SECTION 19. COUNTERPARTS. This Stock Purchase Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the 9TH day of June, 2000.

SCHERING BERLIN VENTURE CORPORATION


                                 By: /S/ JOHN NICHOLSON
                                    --------------------------------------------
                                 John Nicholson
                                 Treasurer

                                 EPIX MEDICAL, INC.

                                 By:/S/ MICHAEL D. WEBB
                                    --------------------------------------------
                                    Michael D. Webb
                                    Chief Executive Officer